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                                                                EXHIBIT 10.1.4

                                SEVENTH AMENDMENT
                       TO AGREEMENT OF LIMITED PARTNERSHIP
                      OF EOP OPERATING LIMITED PARTNERSHIP


            THIS SEVENTH AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP OF EOP OPERATING LIMITED PARTNERSHIP (this "Amendment"), dated September 30, 1998, is entered into by EQUITY OFFICE PROPERTIES TRUST, a Maryland real estate investment trust, as managing general partner (the "General Partner") of EOP Operating Limited Partnership, a Delaware limited partnership (the "Partnership"), for itself and on behalf of the limited partners of the Partnership.

            WHEREAS, on the date hereof, BRE/WORLDWIDE L.L.C. ("BRE") is receiving 6,861,166 Class B units of limited partnership interest ("OP Units") in the Partnership in exchange for, among other things, the office property known as Worldwide Plaza in New York, New York (the "Property") pursuant to a closing under, and as more particularly described in, that certain Agreement of Purchase and Sale dated as of July 31, 1998 by and between the Partnership, BRE and others (the "Purchase Agreement"); and

            WHEREAS, BRE has assigned certain of the OP Units to its constituent members as set forth on Schedule I (the "BRE Partnerships") which in turn have assigned certain of the OP Units to their constituent partners as set forth on
Schedule 2 (the "BRE Partners" and together with BRE and the BRE Partnerships, the "BRE Entities"); and

            WHEREAS, the BRE Entities set forth on Schedule 3, Column A (the "Electing BRE Entities") have elected to exercise their Redemption Rights under the Partnership Agreement as evidenced by that certain Certificate of Election dated September _, 1998; and

            WHEREAS, BRE, the BRE Partnerships and the non-Electing BRE Entities set forth on Schedule 3, Column B (collectively, the "Remaining BRE Entities") desire to become parties to the Partnership Agreement and to be bound by all the terms, conditions and other provisions of this Amendment and the Partnership Agreement; and

            WHEREAS, pursuant to the authority granted to the General Partner under the Agreement of Limited Partnership of the Partnership dated as of July 3, 1997, and as amended thereafter (the "Partnership Agreement"), the General Partner desires to amend the Partnership Agreement to admit the Remaining BRE Entities as a result of the foregoing transactions, and to reflect in its records the admission of the Remaining BRE Entities as Additional Limited Partners and the holders of the OP Units; and

            NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the General Partner hereby amends the Partnership Agreement as follows:

            1. The Remaining BRE Entities (i) are hereby admitted as Additional Limited Partners in accordance with Section 12.2 of this Partnership Agreement holding the OP Units and (ii) hereby agree

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to become parties to the Partnership Agreement and to be bound by all of the terms, conditions and other provisions of the Partnership Agreement.

            2. Exhibit A to the Partnership Agreement hereby is amended by inserting in such Exhibit A, the information set forth on Exhibit "A-1" attached to this Amendment to reflect (i) those Remaining BRE Entities which remain as Limited Partners subsequent to the consummation of all transactions contemplated by, and/or closed immediately subsequent to, the closing of the Purchase Agreement and (ii) the number of additional OP Units held by the General Partner as a result of the election by the Electing BRE Entities to redeem the OP Units set forth on Schedule 3, Column A.

            3. Notwithstanding any provision in the Partnership Agreement to the contrary, the Specified Redemption Date with respect to the OP Units shall be September __, 1998.

            4. The General Partner agrees that, notwithstanding the provisions of Section 2.C of Exhibit C to the Partnership Agreement, for purposes of allocating items of income, gain, loss and deduction with respect to the Assets (as defined in the Purchase Agreement) in the manner required by Section 704(c) of the Internal Revenue Code, as amended, the Partnership shall employ, and shall cause any entity controlled by the Partnership which holds title to any of the Assets to employ, the "traditional method" as set forth in Treasury Regulations section 1.704-3(b).

            5. Time is of the essence of each and every provision of this Amendment.

            6. All capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned in the Partnership Agreement. Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect, which terms and conditions the General Partner hereby ratifies and affirms.

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            IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

                     GENERAL PARTNER:

                     EQUITY OFFICE PROPERTIES TRUST, a Maryland real estate investment trust, as General Partner of EOP Operating Limited Partnership and on behalf of existing Limited Partners

                     By:  /s/ STANLEY STEVENS
                          -------------------------------------
                          Name:    Stanley Stevens
                          Title:   EVP


                     REMAINING BRE ENTITIES:

                     BRE/WORLDWIDE L.L.C., a Delaware limited liability company

                     By:  /s/ THOMAS J. SAYLAK
                          -------------------------------------
                          Name:    Thomas J. Saylak
                          Title:   Vice President


                     BLACKSTONE REAL ESTATE PARTNERS I L.P.
                     BLACKSTONE REAL ESTATE PARTNERS TWO L.P.
                     BLACKSTONE REAL ESTATE PARTNERS III L.P.
                     BLACKSTONE REAL ESTATE PARTNERS IV L.P.
                     BLACKSTONE RE CAPITAL PARTNERS L.P.
                     BLACKSTONE RE CAPITAL PARTNERS II L.P.
                     BLACKSTONE RE OFFSHORE CAPITAL PARTNERS L.P.

                     By: Blackstone Real Estate Associates L.P., a Delaware limited partnership, general partner

                          By: BREA L.L.C., a Delaware limited liability company, general partner

                               By:   /s/ STEPHEN A. SCHWARZMAN
                                     -----------------------------
                                     Name:   Stephen A. Schwarzman
                                     Title:  Founding Member


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                     WW WEST "A" ASSOCIATES L.P.

                     By:   GLK West "A" Corp., general partner

                           By:    /s/
                                  ------------------------------------
                                  Name:
                                  Title:


                     BLACKSTONE REAL ESTATE HOLDINGS L.P.

                     By: BREA L.L.C., a Delaware limited liability company, general partner

                           By:    /s/
                                  ------------------------------------
                                  Name:
                                  Title:


                     TRAVELERS INSURANCE CO.

                     By:   /s/
                           --------------------------------------------
                           Name:   John W. Fletcher
                           Title:  Second Vice President


                     BLACKSTONE REAL ESTATE ASSOCIATES L.P.

                     By: BREA L.L.C., a Delaware limited liability company, general partner

                           By:   /s/
                                 ---------------------------------
                                 Name:
                                 Title:


                     BREA L.L.C.

                     By:   /s/
                           ------------------------------------------
                           Name:
                           Title:

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                     CENTAUR PARTNERS IV L.P.

                     By:   SB WESTRIDGE, INC.

                           By:   /s/
                                 ------------------------------------
                                 Name:
                                 Title:


                     SB WESTRIDGE, INC.

                     By:   /s/
                           -----------------------------------
                           Name:
                           Title:


                     BLACKSTONE REAL ESTATE
                     CAPITAL ASSOCIATES L.P.

                     By:   BCAS L.L.C., general partner

                           By:   /s/ STEPHEN A. SCHWARZMAN
                                 ------------------------------------
                                 Name:    Stephen A. Schwarzman
                                 Title:


                     BLACKSTONE REAL ESTATE
                     MANAGEMENT ASSOCIATES L.P.

                     By:   /s/ STEPHEN A. SCHWARZMAN
                           -------------------------------------------
                           Name:   Stephen A. Schwarzman
                           Title:


                     BLACKSTONE GROUP HOLDINGS L.P.

                     By:   Blackstone Group Holdings L.L.C., general partner

                           By:   /s/ STEPHEN A. SCHWARZMAN
                                 ---------------------------------------
                                 Name:    Stephen A. Schwarzman
                                 Title:   Founding Member

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                     BLACKSTONE FAMILY REAL
                     ESTATE PARTNERSHIP L.P.

                     By: Blackstone Real Estate Management Associates L.P., general partner

                           By:   /s/ STEPHEN A. SCHWARZMAN
                                 -----------------------------
                                 Name:   Stephen A. Schwarzman
                                 Title:


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